                                                                    EXHIBIT 23.1






                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-20905) pertaining to the All*AmerUs Savings and Retirement Plan of our report dated June 7, 2002, with respect to the financial statements and schedule of the All*AmerUs Savings and Retirement Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.

                                                     /s/ Ernst & Young LLP


Des Moines, Iowa
June 24, 2002